SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2008

    Merrill Lynch & Co., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York    10080

(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On December 15, 2008, Merrill Lynch & Co., Inc. (the “Company”) issued a notice to holders of its Exchange Liquid Yield OptionTM Notes Due 2032 (Zero Coupon – Floating Rate – Senior) (the “Securities”) pertaining to the right of such holders to convert their Securities due to the proposed merger of MER Merger Corporation, a wholly-owned subsidiary of Bank of America Corporation (“Bank of America”), with and into the Company (the “Merger”). The Merger is expected to be completed on January 1, 2009. As the Company’s common stock would be converted into Bank of America common stock if the Merger is effected, under the terms of the Securities and the Indenture (as defined below), holders may convert their Securities in accordance with the terms of the Securities and the Indenture beginning December 17, 2008 and ending 15 days after the date the Merger is completed, which, if the Merger is completed on January 1, 2009, would be January 16, 2009.

In addition, if the Merger is completed, the Merger would result in a “Change in Control” under the Indenture, and would require the Company to repurchase at the option of a holder of the Securities, all or a portion of the holder’s Securities. The Company will make an offer to repurchase the Securities (the “Change in Control Offer”) upon the terms of and subject to the conditions set forth in the Indenture, the Securities and the related offer materials to be filed upon commencement of the Change in Control Offer, as such materials may be amended or supplemented from time to time.

The Securities were issued pursuant to an Indenture dated as of December 14, 2004 (the “Original Indenture”), as amended and supplemented by the First Supplemental Indenture, dated as of March 6, 2008 (the “First Supplemental Indenture” and together with the Original Indenture, the “Indenture”) between the Company and The Bank of New York Mellon (formerly known as The Bank of New York, successor in interest to JPMorgan Chase Bank, N.A.), as trustee (the “Trustee”).

This 8-K is intended to satisfy the disclosure requirements of Rule 13e-4(c) under the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

EXHIBITS

4.1	Indenture, dated as of December 14, 2004, between the Company and the Trustee (including the form of Security issued thereunder) (incorporated by reference to Exhibit 4(a)(vii) to the Company’s Registration Statement on Form S-3 (File No. 333-122639)).

4.2	First Supplemental Indenture, dated as of March 6, 2008, between the Company and the Trustee (incorporated by reference to the Company’s Form 8-K filed on March 6, 2008).

99.1	Notice of Merger to Holders of Merrill Lynch & Co., Inc. Exchange Liquid Yield OptionTM Notes Due 2032 (Zero Coupon – Floating Rate – Senior).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC. (Registrant)

By:	/s/ JOHN THURLOW
John Thurlow Assistant Treasurer

Date: December 15, 2008

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS TO CURRENT REPORT ON

FORM 8-K DATED DECEMBER 15, 2008

Commission File Number 1-7182

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated as of December 14, 2004, between the Company and the Trustee (including the form of Security issued thereunder) (incorporated by reference to Exhibit 4(a)(vii) to the Company’s Registration Statement on Form S-3 (File No. 333-122639)).

4.2	First Supplemental Indenture, dated as of March 6, 2008, between the Company and the Trustee (incorporated by reference to the Company’s Form 8-K filed on March 6, 2008).

99.1	Notice of Merger to Holders of Merrill Lynch & Co., Inc. Exchange Liquid Yield OptionTM Notes Due 2032 (Zero Coupon – Floating Rate – Senior).